January 23, 2003


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549




Dear Sirs/Madams:


We have read and agree with the comments in Sub-Item 77K of Regions Funds Form N-SAR for the year ended November 30,
2002.










Yours truly,


DELOITTE & TOUCHE